SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
--------------------------------

         [ ] Preliminary  proxy  statement
         [X] Definitive  proxy  statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-12

                   [ ] Confidential, For Use of the Commission
                       Only (as permitted by Rule 14a-6(e)(2))

                            IntegraMed America, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:  April 19, 2005

April 15, 2005






Dear Stockholder:

It is my pleasure to invite you to attend the 2005 Annual Meeting of Stockholders of IntegraMed America, Inc. The meeting will be held at 10:00 a.m. (local time) on Tuesday, May 24, 2005, at the Company's corporate offices at Two Manhattanville Road, 3rd Floor, Purchase, New York.

The following pages contain the formal Notice of Annual Meeting of Stockholders and the Proxy Statement. Please review this material for information concerning the business to be conducted at the meeting, which is the election of five directors for a term of one year and the approval, and ratification, of two amendments to the Company's 2000 Long-Term Compensation Plan. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find detailed information about IntegraMed America, Inc. in the enclosed 2004 Annual Report to Stockholders.

We hope you can join us on May 24, 2005. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed Proxy, sign and date the Proxy, and return it in the enclosed envelope. Your vote is important to the Company, so please return your Proxy promptly.

Sincerely,

/s/Gerardo Canet
   -------------------------------
   Gerardo Canet
   Chairman & Chief Executive Officer

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 24, 2005

                          ---------------------------



To the Stockholders:


         Notice is hereby given that the Annual Meeting of the Stockholders of IntegraMed America, Inc. (the "Company") will be held on May 24, 2005, 10:00 a.m. local time, at the Company's headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577. The meeting is called for the following purposes:

               1. To elect five directors for a term of one year;

               2. To consider and vote upon an amendment to the  Company's  2000
                  Long-Term Compensation Plan (the "Plan") increasing the number of shares authorized for issuance under the Plan from 600,000 to 700,000 shares;

               3. To consider and vote upon an  amendment to the Plan  providing for "cashless exercises" under the Plan;

               4. To transact  such other  business as may properly  come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on March 31, 2005 are entitled to notice of, and to vote at, the meeting.

         All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned the proxy card.


                                   Claude E. White
                                   Vice President, General Counsel & Secretary

April 15, 2005

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577
                                  914-253-8000

                          ---------------------------

                                 PROXY STATEMENT

                          ---------------------------

                     For the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 24, 2005


Solicitation of Proxy

         This Proxy Statement is furnished to stockholders of IntegraMed America, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held in Purchase, New York, on Tuesday, May 24, 2005 at 10:00 a.m., and any adjournments of the meeting ("Annual Meeting").

Mailing Date

         The Annual Report of the Company for 2004, including financial statements, the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, this Proxy Statement, and the proxy card are being mailed to stockholders on or about April 15, 2005.

Who can vote -- Record Date

         The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 31, 2005. Each of the 3,668,726 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding on the record date is entitled to one vote at the meeting.

How to vote -- Proxy Instructions

         You can vote your shares by mailing in your proxy card. Stockholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         In voting, on the Directors, you may specify whether your shares should be voted for all, some, or none of the nominees for director (Proposal 1 on the proxy card).

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" (Proposal 1).

         In voting on the amendment to the Company's 2000 Long-Term Compensation Plan (the "Plan") increasing the number of shares authorized for issuance under the Plan from 600,000 to 700,000, you may specify whether your shares should be voted for or against the amendment (Proposal 2 on the proxy card).

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the amendment to the Plan (Proposal 2).

         In voting on the amendment to the Plan providing for "cashless exercises" under the Plan you may specify whether your shares should be voted for or against the amendment (Proposal 3 on the proxy card).

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the amendment to the 2000 Plan (Proposal 3).

 Revocation of Proxies

         You may revoke your Proxy at any time before it is exercised in any of three ways:

         (1) by submitting written notice of revocation to the Company's Secretary, which must be received prior to the Annual Meeting;

         (2) by submitting a new Proxy by mail that is dated later in time and properly signed; or

         (3)   by voting in person at the meeting.

Quorum

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists. However, with respect to proposals, which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker "non-votes" will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals, which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker "non-votes" are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Required Vote

         Election of Directors: Persons receiving a plurality of the voted shares present in person or represented by proxy at the Annual Meeting will be elected directors, meaning the individuals receiving the greatest number of votes will be elected to serve as directors. Shares not voted (whether abstention, broker "non-votes" or otherwise) have no effect on the election. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and such person as shall be designated by the Board to replace any such nominee. However, the Board does not anticipate that this will occur.

         Approval of the amendments to the Plan: The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote is necessary to approve and ratify the amendments to the Plan. Since broker "non-votes" and abstentions are not cast "FOR" such amendment, they will have the same effect as negative votes or votes cast "AGAINST" such proposal.

Other Business

         The Company does not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted by your proxy.

                               SECURITY OWNERSHIP


         The following table sets forth, as of March 31, 2005, certain information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock, and each director, and each executive officer named under "Executive Compensation", and all directors and executive officers of the Company as a group.

                                                Shares of
                                              Common Stock      Percent of
                                              Beneficially      Common Stock
Beneficial Owners                               Owned (1)        Outstanding
-----------------                               ---------        -----------


Gruber & McBaine Capital Management, LLC.....   337,500 (2)          9.20%
50 Osgood Place
San Francisco, CA 94133-4622

IAT Reinsurance Company Ltd..................   520,793(3)          14.20%
120 Broadway
New York, New York 10271



Officer and Director Stock Ownership

Gerardo Canet................................   172,816(4)           4.71%
Peter Cucchiara..............................     3,785(4)           *
Jay Higham...................................    35,576(4)           *
John W. Hlywak, Jr...........................    60,205(4)           1.64%
Donald S. Wood, PhD..........................    32,736(4)           *

Sarason D. Liebler...........................    41,786(4)           1.14%
Wayne R. Moon................................    14,700(4)           *
Lawrence J. Stuesser.........................    36,350(4)           *
Elizabeth E. Tallett.........................    30,700(4)           *

ALL EXECUTIVE OFFICERS AND DIRECTORS
    AS A GROUP (14 persons)..................   425,111(4)          11.59%
--------------

* Represents less than 1% of outstanding shares of Common Stock.

(1) For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(2) Includes 274,575 shares of Common Stock held by accounts managed by Gruber and McBaine Capital Management, LLC. (the "LLC"), for which the LLC has shared voting and dispositive powers pursuant to various investment management agreements, and 31,725 and 31,200 shares held by Jon D. Gruber and J. Patterson McBaine, respectively. Mr. Gruber and Mr. McBaine are managers of the LLC and Eric B. Swergold. The 274,575 shares of Common Stock includes 240,550 shares for which Lagunitas Partners, an investment limited partnership of which the LLC is the general partner, has shared voting and dispositive powers.

(3) Includes 100 shares held by Cynthia Kellogg, wife of Peter R. Kellogg, based on a Schedule 13G dated February 14, 2005 filed jointly by IAT Reinsurance Company Ltd. ("IAT") and Mr. Kellogg. According to the
      Schedule 13G, Mr. Kellogg has sole dispositive and voting power with respect to the Company shares owned by IAT and its subsidiaries. Mr. Kellogg disclaims beneficial ownership of the shares owned by IAT and its subsidiaries, and his wife.

(4) Includes currently exercisable options to purchase Common Stock, including options exercisable within 60 days of March 31, 2005, as follows: Gerardo Canet --133,501; Peter Cucchiara -- 0; Jay Higham -- 5,625; John Hlywak -- 7,205; Donald S. Wood -- 11,875; Sarason Liebler -- 27,500; Wayne R. Moon -- 5,000; Lawrence Stuesser -- 17,500; and Elizabeth Tallett -- 19,000. As to "All Executive Officers and Directors as a Group, the 425,111 shares includes an aggregate of 6,457 shares beneficially owned by executive officers not named above. The address for each of these individuals is c/o IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577.

PROPOSAL 1

                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         Each of the nominees is currently a director of the Company. The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that your proxy will be voted for the election as directors of the five persons named below, unless your proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a director, your proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following sets forth the names and ages of the five nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         GERARDO CANET (59) became President, Chief Executive Officer and a director of the Company effective February 14, 1994 and served as the Chairman of the Board from April 19, 1994 to March 7, 2000. In May 2004 Mr. Canet was re-elected Chairman and CEO of the Company and continued to serve as President until June 2004. For approximately five years prior to joining the Company, Mr. Canet held various executive management positions with Curative Health Services, Inc., the last of which was as Executive Vice President and President of its Wound Care Business Unit. Mr. Canet has been a director of Dendreon Corporation since December 1996. Mr. Canet earned a B.A. in Economics from Tufts University and an M.B.A. from Suffolk University.

        SARASON D. LIEBLER (68) became a director of the Company in August 1994. Mr. Liebler is President of SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice. During the past 20 years, Mr. Liebler was a director and/or officer of a number of companies in the fields of home health care, clinical diagnostics, high density optical storage and sporting goods. Mr. Liebler is a graduate of the United States Naval Academy with a B.S. in Engineering.

        WAYNE R. MOON (65) became a director of the Company in May 2001. Mr. Moon joined Kaiser Foundation Health Plan, Inc. in 1970 and was subsequently elected President, Chief Operating Officer and Director. In September 1993, Mr. Moon was appointed President and Chief Executive Officer of Blue Shield of California and a member of its Board of Directors and, later, Chairman. Mr. Moon retired from Blue Shield in January 2000. He currently serves as Chairman of the Board of RelayHealth, Inc. He serves on various corporate, professional and civic boards, including Varian, Inc. and the California State Automobile Association. Mr. Moon earned a B.B.A. and a Masters in Hospital Administration from the University of Michigan.

        LAWRENCE J. STUESSER (63) became a director of the Company in April 1994. Since June 1999, Mr. Stuesser has been a private investor. From June 1996 to May, 1999, Mr. Stuesser was the President and Chief Executive Officer and a director of Computer People Inc., the U.S. subsidiary of London-based Delphi Group plc., of which he was also a director. Mr. Stuesser was a director of Curative Health Services, Inc. from July 1993 to May 2000 and has been a director of American Retirement Corporation since May 1997. He is also a director of several private companies. Early in his career, Mr. Stuesser qualified as a certified public accountant and served as an audit manager with Alexander Grant & Company, an accounting firm. Mr. Stuesser holds a B.B.A. in accounting from St. Mary's University.

        ELIZABETH E. TALLETT (56) became a director of the Company in June 1998. Since July 2002, Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies. From November 2000 until January 2003, Ms. Tallett was Chief Executive Officer of Marshall Pharmaceuticals, Inc., a specialty pharmaceutical company. Ms. Tallett held the position of President and Chief Executive Officer of Dioscor, Inc., a biopharmaceutical company, from 1996 until July 2003. Ms. Tallett was President and Chief Executive Officer of Ellard Pharmaceuticals, Inc. and Galenor, Inc., both biopharmaceutical companies, from 1997 to 2000 and 1999 to 2000, respectively. Ms. Tallett is a director of The Principal Financial Group, Inc., Varian Semiconductor Associates, Inc., Varian, Inc., Coventry Health Care, Inc. and Immunicon, Inc. She is a founding board member of the Biotechnology Council of New Jersey. Ms. Tallett graduated from Nottingham University with a degree in mathematics and economics.

        The Board of Directors recommends a vote "FOR" each nominee listed above, and your proxy will be voted in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the nominees listed above.

        The Board of Directors has determined that Messrs. Moon and Stuesser and Ms. Tallet are independent directors in accordance with Rule 4200(a)(15) of the National Association Securities Dealers ("NASD") listing standards because none of them is believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Mr. Canet is precluded from being deemed independent under the NASD listing standards because he currently serves as an executive officer of the Company and Mr. Liebler is precluded from being deemed independent under the NASD listing standards because he received compensation other than director fees from the Company in excess of $60,000 during the previous three (3) years.

        Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

        During 2004, the Board of Directors held 5 meetings, and took action by written consent once during 2004. Each director attended at least 75% of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which each director served during 2004. In 2004, the independent directors of the Board met twice in an executive session.

        Stockholders may communicate directly with the directors. All communications should be sent in care of the Secretary of the Company at the Company's address and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for non-employee directors or a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.

        The Company does not have a policy requiring the directors to attend stockholders meetings; however, all of our directors attended the 2004 annual meeting. It is expected that all of our directors will attend the 2005Annual Meeting.

                             COMMITTEES OF THE BOARD

        The Board of Directors maintains three standing Committees: Audit Committee, Compensation Committee, and Nominating and Governance Committee whose members are set forth below:

           AUDIT                  COMPENSATION      NOMINATING AND GOVERNANCE
           -----                  ------------      -------------------------

       Wayne R. Moon             Wayne R. Moon            Wayne R. Moon*
   Lawrence J. Stuesser*      Lawrence J. Stuesser     Lawrence J. Stuesser
    Elizabeth E. Tallett     Elizabeth E. Tallett*     Elizabeth E. Tallett

    *Committee Chairperson

AUDIT COMMITTEE

        The Audit Committee is charged by the Board of Directors to (i) study, review and evaluate the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions, (ii) assess the Company's compliance with legal and regulatory requirements, and (iii) select the independent auditors and review their qualifications, independence and performance, while being the focal point for communications between the Board of Directors, management and the independent auditors. More specifically, the Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors, reviews the scope and results of the audit of the Company's financial statements, reviews financial statements and periodic filings with the Commission, and discusses the same with management.

        Each Audit Committee member meets the independence standards of The Nasdaq Stock Market, Inc. The Board of Directors has determined that in addition to being independent, Mr. Stuesser is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which, as amended and restated as of February 26, 2003, was appended to the Company's 2003 Proxy Statement as Appendix A. The Audit Committee held five meetings in 2004.

COMPENSATION COMMITTEE

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee also administers all compensation programs for executive management of the Company. The Compensation Committee held four meetings in 2004.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

Compensation Committee Interlocks and Insider Participation

         For 2004 the members of the Compensation Committee were Messrs. Stuesser (Chairman) and Moon, and Ms. Tallett. None of these individuals has ever been an officer or employee of the Company or any of its subsidiaries. For 2004, no executive officer of the Company served on the Compensation Committee or Board of Directors of any other entity, which had any executive officer who also served on the Compensation Committee or Board of Directors of the Company.

NOMINATING AND GOVERNANCE COMMITTEE

        The Board of Directors established a Nominating and Governance Committee in February 2004 consisting of independent directors as defined by NASDAQ rules. The primary purpose of the Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and recommending to the Board a set of corporate governance principles applicable to the Company. The Committee also provides assistance to the Board in the areas of Committee selection, evaluation of the overall effectiveness of the Board and management, and review and consideration of developments in corporate governance practices. The Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of the Company stockholders.

        The Nominating and Governance Committee will consider candidates for board membership whose qualifications, including business experience and skills, lend themselves to advancing the Company's best interests. There are no minimum qualifications that the Committee looks for. Stockholders may recommend candidates for consideration by the Nominating and Governance Committee by writing to the Chairperson of the Nominating Committee, c/o IntegraMed America, Inc. Two Manhattanville Road, Purchase, New York 10577. Such recommendations for the 2006 annual meeting of stockholders must be received by the Company between January 24, 2006 and February 24, 2006. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, includes background and reference checks, together with personal interviews.

        Each Nominating and Governance Committee member meets the independence standards of the Nasdaq Stock Market, Inc.

        The Nominating and Governance Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.

                              DIRECTOR COMPENSATION

        In 2004 directors of the Company were paid an annual retainer of $10,000, a fee of $1,000 for each regularly scheduled meeting of the Board attended, $2,500 per year for membership on each committee of the Board, and were reimbursed for expenses actually incurred in attending meetings. Additionally, directors were granted, as part compensation for services rendered, 3,350 shares of Common Stock, with a market value of $22,977.65 based on the closing price per share of the Company's Common Stock on the date of the grant. Directors who are also executive officers are not compensated for their services as directors.

         The following chart sets forth fees paid for 2004 for non-employee directors serving on the Board of Directors


  ----------------------------- ------------------- ------------------------- ---------------------------
                                                             BOARD                    COMMITTEE
            DIRECTOR                 RETAINER            ATTENDANCE FEE              MEMBERSHIPS
  ----------------------------- ------------------- ------------------------- ---------------------------

  Sarason D. Liebler                 $10,000                  $6,000                        $0
  ----------------------------- ------------------- ------------------------- ---------------------------

  Wayne R. Moon                      $10,000                  $6,000                    $9,000 (1)
  ----------------------------- ------------------- ------------------------- ---------------------------

  Lawrence J. Stuesser               $10,000                  $4,000                   $10,500 (2)
  ----------------------------- ------------------- ------------------------- ---------------------------

  Elizabeth E. Tallett               $10,000                  $5,000                    $9,000 (1)
  ----------------------------- ------------------- ------------------------- ---------------------------

(1) Each of Mr. Moon and Ms. Tallett is paid an additional $1,500 for their role as Chairperson of the Compensation Committee and the Nominating and Governing Committee, respectively.

(2)     Mr.  Stuesser  is paid an  additional  $3,000 as  Chairman  of the Audit
        Committee.


        SDL Consultants, a company owned by Sarason D. Liebler, who became a director of the Company in August 1994, rendered consulting services to the Company for aggregate fees of approximately $63,000, $83,000 and $78,000 during 2004, 2003 and 2002, respectively.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

        The following sets forth the business experience of executive officers who are not also directors of the Company:

        PETER CUCCHIARA (53) joined the Company in 1995 as director of information systems and was promoted to Vice President, Information Systems in March 1999. Prior to joining the Company, Mr. Cucchiara led various information technology efforts and initiatives for The Hospital for Special Surgery and the Franciscan Sisters Health Care System, and has over 15 years experience in medical information systems and informatics. Mr. Cucchiara was awarded a B.S. degree in Industrial Administration from the New Jersey Institute of Technology.

        JAY HIGHAM (46) was promoted to President and Chief Operating Office of the Company in June 2004. In October 1994 Mr. Higham joined the Company as Vice President of Marketing and Development and in January 1999, was promoted to Senior Vice President of Marketing and Development. For four years prior to joining the Company, Mr. Higham held a variety of executive positions, the most current of which was as Vice President of Health Systems Development for South Shore Hospital and South Shore Health and Education Corporation where he developed and implemented a strategy for integration with physician group practices and managed care payers. Mr. Higham earned an M.H.S.A. from George Washington University.

        JOHN W. HLYWAK, JR. (57) joined the Company in July 1999 as its Senior Vice President and Chief Financial Officer. From 1997 to 1999 he was the Senior Vice President and Chief Financial Officer of MedSource, Inc., a Tennessee-based health care billing and receivables management company. From 1995 to 1997 he was a Principal with The J. William Group, Inc., a merger and acquisition advisory firm. Prior to 1995 Mr. Hlywak was a partner in Arthur Andersen & Co., a worldwide accounting and consulting firm. Mr. Hlywak is a C.P.A. and has a B.S. degree in Accounting from Widener University.

        LISA MARIN (40) joined the Company in June 2003 as Vice President, Human Resources and Administration. From 2000 to 2003, Ms. Marin was the Senior Manager of Human Resources at Applera, Inc., a Connecticut based bio-technology company, where she managed the Human Resources function for senior level corporate staff, as well as employee relations for the company-owned east coast facilities. Since prior to 2000, Ms. Marin has held progressively responsible Human Resources positions both in the for-profit and not-for-profit health care field in the New York-Connecticut-New Jersey area. Ms. Marin holds a BA degree in Human Development from Boston College.

        PAMELA SCHUMANN (39) serves as Vice President, Consumer Services. She joined the Company in in 2001 to help launch the Company's consumer services initiative. Before joining the Company, Ms. Schumann was Vice President of a physician-focused managed care consulting firm where she spent 8 years. Ms. Schumann has extensive experience in healthcare marketing, GPO operations and physician practice development. Ms. Schumann received her BA in Marketing from University of Maryland's Robert H. Smith School of Business.

         SCOTT SOIFER (42) joined the Company in January 2005 as Vice President, Marketing and Development. Prior to joining the company, Mr. Soifer was an Associate Partner at Accenture (formerly Andersen Consulting) for 13 years, specializing in Healthcare strategy, focused primarily on the health insurance sector. He also did independent consulting work, focused on streamlining financial transactions between payers, providers and patients, and on new product development in the disease management area. Mr. Soifer has a Bachelor's degree in Computer Science from the University of California at Santa Barbara and an MBA from the Kellogg School of Management at Northwestern University.

        DAVID TANNER (45) serves as Senior Vice President Operations, Western Region. He joined the Company in November 2003 as Vice President and was promoted to his current position in October 2004. From February 2000 to May 2003 Mr. Tanner served as the Chief Executive Officer of Calais Health, a physician practice management and medical managed care management company with operations in Louisiana, Oklahoma and Mississippi. Mr. Tanner served as Regional Vice President at Healthsouth Corporation from October 1992 to January 2000. From 1986 to August 1992, he served as Director for HealthWorks, a wholly owned service of Holy Cross Health Systems with physician practices throughout Utah. Mr. Tanner received his M.B.A from the University of Phoenix and a B.S. in Health Services Administration from Weber State University.

        CLAUDE E. WHITE (56) joined the Company in March 1995 as General Counsel and Assistant Secretary. In January 1998, Mr. White became Corporate Secretary, in addition to General Counsel, and in May, 2002 became a Vice President. Mr. White has served as General Counsel of several major companies over a period of 10 years prior to joining the Company, including Burns International Security Services, Inc., Staff Builders, Inc. and Quality Care, Inc. Mr. White received his B.A. degree in Political Science from Rutgers College and J.D. degree from Rutgers School of Law.

        DONALD S. WOOD, PHD. (60) serves as Senior Vice President, Operations, Eastern Region. He joined the Company in April 1991 as its Vice President of Genetics. Dr. Wood became Vice President of Science and Technology in 1993, was promoted President and Chief Operating Officer of the Reproductive Science Center Division in 1997 and served as Senior Vice President and Chief Operating Officer from January 1999 to June 2004. From 1989 through March 1991, Dr. Wood was the Executive Vice President and Chief Scientific Officer of Odyssey Biomedical Corp., a genetic testing company, which he co-founded, and which was acquired by IG Labs, Inc. in December 1990. Dr. Wood received a Ph.D. in Physiology from Washington State University and completed a post-doctoral fellowship in neurology at the Columbia/Presbyterian Medical Center in New York, where he subsequently was appointed an Assistant Professor of Neurology.

                             EXECUTIVE COMPENSATION

        The following table sets forth a summary of the compensation paid or accrued by the Company during the years ended December 31, 2004, 2003 and 2002 for the Company's Chief Executive Officer and for the next four most highly compensated executive officers (the "Named Executive Officers").

  ===============================================================================================================
                                                                                  Long Term Compensation
                                                                                                 Securities
                                                                                Restricted       Underlying
                                                     Annual Compensation           Stock           Options
  Name and Principal Position           Year        Salary($)    Bonus($)        Award(s)($)     Granted (#)
  ---------------------------------------------------------------------------------------------------------------

  Gerardo Canet                          2004         282,308      102,600          25,520             --
     Chairman and                        2003         275,000       24,750          52,200             --
     Chief Executive Officer             2002         260,000      102,961         102,288           13,000

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  Peter Cucchiara                        2004         140,000       25,200          4,785              --
     Vice President,                     2003         135,000        4,050         29,750              --
     Information Systems                 2002         129,000       27,477         15,428            4,000

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  Jay Higham                             2004         203,808       52,110         26,300              --
     President and Chief                 2003         183,000       13,660         52,200              --
     Operating Officer                   2002         175,000       49,700         50,860            7,500

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  John W. Hlywak, Jr.                    2004         212,577       51,600         12,760              --
     Sr. Vice President and              2003         206,000       16,480         26,100              --
     Chief Financial Officer             2002         198,000       56,231         51,861            7,500

  ---------------------------------- -------------- ------------ ------------- ---------------- -----------------

  Donald S. Wood, Ph.D.                  2004         200,846       48,720         12,760              --
     Sr.      Vice       President,      2003         195,000       15,600         26,100              --
  Operations                             2002         190,000       58,519         49,948            7,500
      Eastern Region

  ================================== ============== ============ ============= ================ =================


         The Company did not grant any stock options to the Named Executive Officers in 2004.

         The following table sets forth certain information concerning the Named Executive Officers who held unexercised options at December 31, 2004:

=========================================================================================================================
                                        AGGREGATED OPTION EXERCISES IN 2004 AND
                                              2004 YEAR-END OPTION VALUES

                                                                     Number of
                                                              Securities Underlying            Value of Unexercised
                                 Shares                             Unexercised                     In-the-Money
                                Acquired                           Options at                       Options at
                                   On                            December 31, 2004              December 31, 2004 (1)
                               Exercise       Value       -------------------------------  ------------------------------
        Name                      (#)        Realized     Exercisable     Unexercisable    Exercisable      Unexercisable
-----------------------------  -----------  -----------  --------------------------------  ------------------------------

Gerardo Canet                    50,125      $139,775       132,688           4,063        $1,045,152         $23,240

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Peter Cucchiara                  10,000      $ 31,556          0                0                0               0

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Jay Higham                       20,000      $ 63,837         5,156           2,344        $   29,492         $13,408

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

John W. Hlywak, Jr.              28,420      $126,603         6,736           2,344        $   40,868         $13,408

-----------------------------  -----------  -----------  ---------------  ---------------  --------------  --------------

Donald S. Wood, Ph.D.            26,088      $176,511        11,406           2,344        $   76,867         $13,408

=============================  ===========  ===========  ===============  ===============  ==============  ==============

(1) Based upon the closing sales price of the Common Stock of $11.70 per shares on The Nasdaq National Market(R) on December 31, 2004.

         The following table sets forth information about the Company's Common Stock authorized for issuance under the Company's Equity Compensation Plans as of December 31, 2004:

=============================================================================================================


                                    EQUITY COMPENSATION PLAN INFORMATION


                                        (a)                        (b)                       (c)

                                                                                     Number of securities
                                                                                   remaining available for
                              Number of securities to       Weighted-average        future issuance under
                              be issued upon exercise      exercise price of      equity compensation plans
                              of outstanding options,     outstanding options,      (excluding securities
       Plan Category            warrants and rights       warrants and rights      reflected in column (a)
----------------------------- ------------------------- ------------------------- ---------------------------
 Equity Compensation plans
    approved by security              406,736                    $4.29                      73,734
        holders (1)
----------------------------- ------------------------- ------------------------- ---------------------------

 Equity compensation plans
  not approved by security               0                         0                          0
          holders
----------------------------- ------------------------- ------------------------- ---------------------------
           Total                      406,736                    $4.29                      73,734
----------------------------- ------------------------- ------------------------- ---------------------------

     (1) The Company has two equity compensation plans approved by security holders. One is the 1992 Incentive and Non-Incentive Stock Option Plan (the "1992 Plan") and the other is the 2000 Long-Term Compensation Plan. The 1992 Incentive and Non-Incentive Stock Option Plan expired in April 2002 and accordingly, no further grants may be made. There are option agreements outstanding under the 1992 Plan currently outstanding, all of which expire 10 years from date of their respective grants.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         On February 14, 1994, Gerardo Canet entered into an employment agreement with the Company to serve as its President and Chief Executive Officer and was appointed as a director. Pursuant to the employment agreement, Mr. Canet receives an annual salary of $215,000, subject to increases. Under Mr. Canet's employment agreement, the Company may terminate his employment without cause on thirty days' notice, in which event Mr. Canet will receive, as severance pay, twelve months' salary payable monthly. In the event Mr. Canet's employment is terminated by reason of his permanent disability or death, Mr. Canet (or his legal representative) will receive six months' base salary (reduced by any payments following termination received under any long-term disability policy maintained by the Company for Mr. Canet's benefit).

         The employment agreement further provides that in the event that (i) within one year after a "Change of Control" (as defined therein) of the Company, Mr. Canet's employment terminates or there occurs a material reduction in his duties (other than by reason of his disability) or a material interference by the Company's Board of Directors with the exercise of his authority, or (ii) the Company is acquired for cash in excess of $10.00 per share of Common Stock, the stock options granted to Mr. Canet under the employment agreement would accelerate and become exercisable as of the date of such termination, material reduction, material interference, or cash acquisition, or, with respect to the incentive stock options, the earliest date thereafter consistent with certain restrictions set forth in the agreement.

         Under the employment agreement, Mr. Canet has agreed not to compete with the Company while employed by the Company and for a period of one year thereafter.
                                 --------------

         The Company is also a party to a Change in Control Severance Agreement with Mr. Canet entered into in August 1994.

         The Company is also party to Executive Retention Agreements with each of Messrs. Higham and Wood (Sr. Vice Presidents) entered into in March 1995, and with Messrs. Cucchiara, (Vice President, Information Systems), Hlywak (Sr. Vice President) and White (Vice President, General Counsel and Secretary), entered into in July and August, 1999.

         The Change in Control Severance Agreements and the Executive Retention Agreements (together referred to herein as the "Agreements") provide for certain severance payments and benefits to the named executives in the event of a termination of their employment, either by the Company without cause, or by the executive for "Good Reason" (as defined below), at any time within eighteen (18) months following a "Change in Control" (as defined below) of the Company (any such termination, a "Qualifying Termination"). More specifically, the Agreements provide the named executives with one additional year of salary, bonus (if applicable), and benefits (or equivalent), more than he or she would previously have been entitled to receive upon a termination without cause (or, additionally, in the case of Mr. Canet, certain terminations by Mr. Canet for Good Reason which would be deemed equivalent to a termination without cause under his current employment agreement). Accordingly, pursuant to the Agreements, in the event of a Qualifying Termination, Mr. Canet's severance has been increased to two years (from the one year severance provision which was contained in his employment agreement with the Company) and the named executives will be paid one year's severance. Pursuant to the terms of the Agreements, all incentive options granted to the respective executive would become fully vested upon a Qualifying Termination, subject to certain terms and conditions. Also, pursuant to the Agreements, the Company would be required to pay each respective executive for all reasonable fees and expenses incurred by the respective executive in litigating his or her rights, thereunder, to the extent the executive is successful in any such litigation.

         "Change in Control" under the Agreements means either: (i) any one or more changes in the aggregate composition of the Company's Board of Directors as a result of which Mr. Canet and the other individuals constituting the Board of Directors as of July 26, 1994 (the "Incumbent Board"), cease to constitute a majority of the Board of Directors, provided, however, that any individual elected to the Board by, or nominated for election by, a majority of the then-current Incumbent Board (except if such person assumes office by reason of an actual or threatened election contest) is deemed to be a member of the then-current Incumbent Board; or (ii) the closing of the cash acquisition in the event the Company is acquired for cash in excess of $10.00 per share of Common Stock, except in either case (i) or (ii) if the executive is or was a member of the Board and approved such event in writing or by vote at a meeting of the Board.

         "Good Reason" under the Agreements consists of any of the following grounds based on which the named executive terminates his or her own employment within eighteen (18) months following a Change in Control of the Company: (i) a material reduction in the Executive's duties, title(s) or offices, or a material interference with his or her authority or status by the Board of Directors; (ii) a relocation of the Company's principal executive offices to a location at least fifty (50) miles from the Company's current offices in Purchase, New York; (iii) in the case of Mr. Canet, a material breach of or default by the Company under his employment agreement; (iv) in the case of any of the Vice Presidents, in the event Mr. Canet's employment as Chief Executive Officer of the Company is terminated (other than due to the death or permanent disability of Mr. Canet) within the eighteen (18) month period following a Change in Control by either the Company (other than for cause) or Mr. Canet for Good Reason; (v) if the executive's total salary and cash bonus opportunities for a fiscal year (which includes any portion of the eighteen-month period following a Change in Control) are less than 90% of the total salary and cash bonus compensation opportunities made available to the executive in the then most recently completed fiscal year;
(vi) the failure of the Company to continue in effect any material benefits or perquisites or insurance plans in which the executive was participating unless substituted for with substantially similar benefits, or in the event the Company takes actions which would adversely affect the executive's participation in, or materially reduce the executive's benefits under, such plans, or deprive the executive of a material fringe benefit; (vii) the Company (either in one transaction or a series of related transactions) sells or otherwise disposes of, not in the ordinary course of business, assets or earning power aggregating more than 30% of the assets or earning power of the Company (or the Company and its subsidiaries), unless the executive is or was a member of the Board and approved any of the foregoing either in writing or by vote at a meeting of the Board;
(viii) a material breach of or default by the Company under the Agreements which is not cured by the Company within thirty (30) days after its receipt or prior written notice thereof from the executive; or (ix) a purported termination for cause by the Company of the executive's employment within the eighteen (18) month period following a Change in Control which is not effected in compliance with certain procedural requirements (such as notice and an opportunity for the executive to be heard, together with his counsel, before the Board).

         In the event either of Messrs. Cucchiara, Higham, Hlywak, White or Wood is terminated without cause under circumstances outside a "Change in Control," each person would be paid ninety (90) days salary continuation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         To the Company's knowledge, based solely on the Company's review of copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required, all of the Company's executive officers and directors, and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the year ended December 31, 2004, except that Dr. Wood filed late reports on Form 4 in connection with the sale of Company stock on or about May 20 and November 1, 2004.

                  COMMITTEE REPORT ON EXECUTIVE COMPENSATION 1

         The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's informal executive compensation philosophy (which applies generally to all Company management, including the President and Chief Executive Officer, Gerardo Canet) considers a number of factors, which may include:

o rewarding eligible employees who have achieved specific business and financial success during the fiscal year;

o       giving   eligible   employees   the   incentive  to  strive  for  higher
        productivity, efficiency and quality of service; and

o       encouraging the "best" people to join and stay with the Company.

         Compensation structures for senior management generally include a combination of salary, bonuses stock options and restricted stock grants. Specific executive officer base salary is determined based on a range of measures and by comparison to the compensation of executive officers of comparable companies. For the fiscal year ended December 31, 2004, the bonuses of senior management were derived in accordance with a predetermined percentage of base salary. The actual bonuses were based on two components. The first component was based on the Company's performance during the fiscal year ended December 31, 2004 versus the 2004 budget. The second component was based on the achievement of specific individual milestones. The Compensation Committee also endorses the position that equity ownership by senior management is beneficial in aligning their interest with those of stockholders, especially in the enhancement of stockholder value. The Compensation Committee considers the Company's performance under these measures and uses its subjective judgment and discretion in approving individual compensation, including restrictive stock grants. Mr. Canet's base salary is established pursuant to an employment agreement, although his bonus is determined in the same fashion as other executive officers.


     Elizabeth E. Tallett (Chairperson)
     Wayne R. Moon
     Lawrence J. Stuesser

                            AUDIT COMMITTEE REPORT 2

         The Audit Committee has oversight for the Company's financial reporting on behalf of the Board of Directors. The Audit Committee, composed of three independent (as defined by Section (a)(15) of Nasdaq Rule 4200) directors, met five times in 2004, and operates under an amended and restated charter approved by the Board of Directors in February 2003. The amended and restated charter incorporates changes required by the Sarbanes-Oxley Act (the "Act") and was attached as Appendix A to the Company 2003 Proxy Statement. The Audit Committee also has at least one member, Mr. Stuesser, who is an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K of the Exchange Act.

          Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and the Company's compliance with legal and regulatory requirements. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K .

---------------------------------------

         1 The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1993 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

         2 The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

         The Audit Committee has discussed with the Company's independent auditors, PricewaterhouseCoopers, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has received and reviewed, including matters in the written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with PricewaterhouseCoopers, LLP their independence.

         The Audit Committee has also considered whether any services provided by PricewaterhouseCoopers, LLP not related to the audit of the financial statements referred to above and the reviews of the interim financial statements included in the Company's Form 10-Qs for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 were compatible with maintaining the independence of PricewaterhouseCoopers, LLP.

         Based on the reviews and discussions referred to above, the Audit Committee, in accordance with its charter, recommended to the Company's management that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Committee has appointed Amper, Politziner & Mattia, P.C. for the Company's 2005 fiscal year audit.

     Lawrence J. Stuesser (Chairperson)
     Wayne R. Moon
     Elizabeth E. Tallett


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee engaged the independent public accounting firm of PricewaterhouseCoopers, LLP to audit the Company's financial statements for the fiscal year ended December 31, 2004. For the Company's fiscal year ending December 31, 2005 the Audit Committee has retained the firm Amper, Politziner & Mattia, P.C. to audit the Company's financial statements. A representative from PricewaterhouseCoopers LLP and Amper, Politziner & Mattia, P.C. is expected to be present at the 2005 Annual Meeting with the opportunity to make a statement, if desired. The PricewaterhouseCoopers, LLP representative and the Amper, Politziner & Mattia, P.C. representative are also expected to be available to respond to appropriate questions.

Pre-Approval Policy

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee Charter, as amended in 2003, all audit and audit-related work and all non-audit work performed by the independent accountants, must be submitted to the Audit Committee for specific approval in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee has not delegated any of its responsibilities to management.

Audit Fees

         Audit fees billed or expected to be billed to Company by PricewaterhouseCoopers LLP for the audit of the consolidated financial statements included in the Company 's Annual Report on Form 10-K, reviews of the consolidated financial statements included in the Company 's Quarterly Reports on Form 10-Q, work related to IntegraMed 's registration statements on Form S-8 and consultation on accounting topics for the years ended December 31, 2004 and December 31, 2003 totaled $165,000 and $150,000, respectively.

Audit-Related Fees

         The aggregate fees billed for audit related services for the years ended December 31, 2004 and 2003 were $16,500 and $0 respectively. For the year ended December 31, 2004, these fees primarily related to the Company's analysis of FIN 46 on Variable Interest Entities.

Tax Fees
         For the years ended December 31, 2004 and 2003, the Company paid PricewaterhouseCoopers LLP approximately $54,000 and $0, respectively, related to tax services.

All Other Fees
         There were no other fees for the years ended December 31, 2004 and
2003.
                      ------------------------------------

PERFORMANCE GRAPH3

         The following graph compares the five-year cumulative total return for the Company's Common Stock with the comparable cumulative return of The NASDAQ Stock Market(R) (U.S.) and NASDAQ Health Services Index. The comparisons in the graph are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

         The graph assumes $100 was invested on December 31, 1999 in the Company's Common Stock and $100 was invested at that same time in each of The NASDAQ Stock Market (U.S.) and NASDAQ Health Services indexes. The comparison assumes that all dividends were reinvested. Measurement points are at the last trading day of the years ended December 31, 1999, 2000, 2001, 2002, 2003 and 2004.
                                [OBJECT OMITTED]



                                       1999         2000         2001          2002        2003      2004
                                       ----         ----         ----          ----        ----      ----

IntegraMed America, Inc.              100.00       55.56       183.70        172.15      184.89     346.70
NASDAQ Stock Market (U.S.)            100.00       60.30        45.49         26.40       38.36      40.15
NASDAQ Health Services Index          100.00       78.33        83.23         75.37       95.63     112.45

-----------------------------------

 3   The  material  in this  chart is not  soliciting  material,  is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1993 or the Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The Company has maintained a consulting arrangement with SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice, of which Mr. Liebler is President. During the fiscal year ended December 31, 2004 the Company paid SDL Consultants approximately $63,000 in consulting fees, which were primarily related to services rendered to the Company in assisting with the recruitment of several senior managers and included reimbursement for expenses.


PROPOSAL 2

           APPROVAL OF AN AMENDMENT TO THE 2000 LONG-TERM COMPENSATION
                PLAN TO INCREASE SHARES AUTHORIZED FOR ISSUANCE

         The 2000 Long-Term Compensation Plan (the "2000 Plan") was adopted by the Board of Directors of the Company in April 2000 and approved by the stockholders of the Company in May 2000. Under the 2000 Plan, the Company can issue incentive stock options ("Incentive Stock Options"), non-qualified stock options ("Non-qualified Stock Options") and restricted stock ("Restricted Stock"). Currently 600,000 shares of Common Stock are authorized for issuance under the 2000 Plan. As of March 31, 2005, there were 526,666 shares granted in the form of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock grants resulting in 73,334 shares currently available for grant under the 2000 Plan. The Board of Directors of the Company has adopted and recommends that the stockholders approve an amendment to the 2000 Plan to increase the number of shares of Common Stock authorized for issuance in connection with Incentive Stock Options, Non-qualified Stock Options and Restricted Stock grants under the 2000 Plan from 600,000 to 700,000. A copy of the 2000 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The proposed amendment to the Plan is described below.

         The Company's growth has resulted in an increase in persons eligible to participate in the 2000 Plan. This has resulted in the Company granting most of the shares available for grants under the 2000 Plan and, accordingly, in order to further the purposes of the 2000 Plan which, among other things, encourages persons to contribute materially to the Company's success through ownership of its stock, the Board of Directors recommends that the stockholders ratify and approve this amendment.

Purpose

         The purpose of the amendment to the 2000 Plan is to enable the Company to continue to grant Incentive Stock Options, Non-qualified Stock Options and Restricted Stock (Incentive Stock Options, Non-qualified Stock Options and Restricted Stock are collectively referred to herein as "Grants") to selected employees, directors, agents, consultants, independent contractors and key advisors (collectively referred to as "Grantees") so as to further the growth and development of the Company and its subsidiaries. The Grants are intended to encourage Grantees to contribute materially to the Company's success to obtain a proprietary interest in the Company through ownership of its stock, thereby providing Grantees with an added incentive to promote the best interests of the Company and affording the Company a means of attracting persons of outstanding ability.

Common Stock Subject to the 2000 Plan

         Currently under the 2000 Plan, subject to adjustment by reason of, among other things, a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, 600,000 shares of Common Stock are reserved for issuance. The maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market. If and to the extent any shares which are the subject of a Grant are forfeited, the shares subject to such Grant shall again be available for a Grant under the 2000 Plan.

Termination

         The Plan terminates on May 22, 2010 (unless sooner terminated at the discretion of the Board of Directors).

Grant of Options

         Under the 2000 Plan, Incentive Stock Options, qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("the "Code"), may be granted to employees (including officers) of the Company and/or any of its subsidiaries, and Non-qualified Stock Options (Incentive Stock Options and Non-qualified Stock Options are collectively referred to as "Stock Options") may be granted to employees, directors, consultants, agents, independent contractors and such other persons as the Compensation Committee of the Board of Directors (the "Committee") determines will contribute to the Company's success. The Committee, which consists of two or more directors appointed by the Board of Directors who themselves are not eligible for discretionary grants of Stock Options, selects the Grantees under the 2000 Plan and determines (i) whether the respective Stock Option is to be a Non-qualified Stock Option or an Incentive Stock Option, (ii) the number of shares of Common Stock purchasable under the option, (iii) the exercise price, which cannot be less than 100% of the fair market value of the Common Stock on the date of grant with respect to Incentive Stock Options (110% of fair market value in the case of an Incentive Stock Option granted to an owner of stock possessing more than 10% of the total voting power of all classes of stock of the Company (a "10% Owner")), (iv) the time or times when the Stock Option becomes exercisable, and (v) the term of the option (not to exceed ten years). Incentive Stock Options are not exercisable prior to one year from the date of grant. The fair market value, determined as of the date the option is granted, of shares exercisable for the first time by the holder of an Incentive Stock Option may not exceed $100,000 in any calendar year.

Exercise of Options

         All options are exercisable during the Grantee's lifetime only by the Grantee and only while the Grantee is an employee, director, consultant, agent, independent contractor or otherwise employed by or engaged in performing services for the Company or a subsidiary, either directly or through a collaborating entity, and for a period of three months thereafter, except where termination of employment or engagement is due to death or disability. In the event of death or disability, the option is exercisable by the Grantee or the Grantee's executor or administrator within one year from the date of death or termination of employment by reason of such disability, only to the extent the option would be exercisable by the Grantee as of such date. No option is transferable other than by will or the laws of descent and distribution.

         Options are exercisable by payment in cash to the Company, or a check to its order, of the full purchase price for the shares of Common Stock to be purchased, plus the amount, if any, required for withholding taxes in connection with such exercise (the "Exercise Payment"); provided, however, that with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time to give such consent, the Exercise Payment may be paid by the surrender of Common Stock owned by the person exercising the option and having a fair market value on the date of exercise equal to the Exercise Payment, or in any combination of cash and Common Stock so long as the total cash so paid and the fair market value of the Common Stock surrendered equals the Exercise Payment, and the Common Stock so surrendered, if originally issued to the optionee upon exercise of an option granted by the Company, shall have been held by the optionee for more than six months.

Option Adjustments

         The 2000 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to outstanding options and the exercise price are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Restricted Stock Grants

         Under the 2000 Plan, Restricted Stock grants may be granted to employees (including officers) of the Company and/or any of its subsidiaries and members of the Board of Directors. The Compensation Committee has the sole authority to (i) determine the individuals to whom Restricted Stock grants shall be made, (ii) determine the type, size and terms of the grants to be made to each individual, (iii) determine the time when the Restricted Stock grants will be made and the duration of any applicable restriction period, (iv) determine the amount of consideration to be paid by the Grantee, if any, and (v) deal with any other matters arising under the 2000 Plan.

         The Committee may establish conditions under which restrictions on or divestitures of Restricted Stock will lapse over time or other triggering events. The period of time during which the restrictions or divestitures remain is referred to as the "restricted period." During the restricted period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except at the discretion of the Compensation Committee, by a testamentary will or the by the laws of descent and distribution or, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder).

Restricted Stock Grant Adjustments

         The 2000 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to the 2000 Plan are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Amendments, Suspension and Termination

         The Board has the authority to suspend, make changes in or additions to the 2000 Plan as it deems desirable and the Board and the Committee may adopt rules and regulations to carry out the 2000 Plan. The Board may not, without stockholder approval, (i) increase the number of shares which may be reserved for issuance under the 2000 Plan, (ii) adversely affect the rights of a holder of a Grant previously granted under the 2000 Plan, (iii) modify materially the eligibility requirements for participation in the 2000 Plan, or (iv) increase materially the benefits accruing to participants under the 2000 Plan.

Federal Income Tax Consequences

         Stock Options

         Under current tax law, there are generally no Federal income tax consequences to either the employee or the Company on the grant of Non-Qualified Stock Options if granted under the terms set forth in the 2000 Plan and if the option is not immediately exercisable. Upon exercise of such a Non-Qualified Stock Option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary compensation income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Company) then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed (determined without regard to marketability restrictions imposed by the securities laws) and the holding period commences on such date.

         Holders of Incentive Stock Options incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an Incentive Stock Option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

         If the holder of shares acquired through exercise of an Incentive Stock Option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

         At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an Incentive Stock Option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

Restricted Stock Grant

         All Restricted Stock Grants under the 2000 Plan shall be subject to applicable Federal (including FICA), state and local withholding requirements. The Company may require a Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Restricted Stock Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Restricted Stock Grants.

         The Committee may permit Grantees to satisfy the Company's income tax withholding obligation with respect to a Restricted Stock Grant by either (i) having shares withheld or (ii) obtaining a loan from the Company, up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities.

         The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which are not described above, may differ from their treatment for Federal income tax purposes.

Effective Date of the 2000 Plan, as amended

         Subject to the approval of the Company's stockholders, the amendment to the 2000 Plan will become effective on May 24, 2005.

         The Board of Directors recommends a vote "FOR" the approval of the amendment to the 2000 Plan. Your proxy will be voted in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval of the amendment.


PROPOSAL 3

           APPROVAL OF AN AMENDMENT TO THE 2000 LONG-TERM COMPENSATION
                PLAN TO PROVIDE FOR "CASHLESS" OPTION EXERCISES

         The Board of Directors of the Company has adopted and recommends that the stockholders approve an amendment to the 2000 Plan providing for option holders to be able to exercise options on a "cashless" basis. Please see the discussion under Proposal 2 for a description of the 2000 Plan. A copy of the 2000 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The proposed amendment to the Plan is described below.

         Currently, option holders, in exercising options, must either pay the option price (i) in cash or (ii) by delivering shares they currently own to the Company with a market value equal to the aggregate exercise price, or (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board. By adding the additional option under the 2000 Plan of the "cashless" feature, a wider number of employees will be able to obtain ownership in the Company by forfeiting a portion of the shares subject to an option in exchange for the Company issuing fewer shares to the employee under the option grant.

         The purpose of the amendment is to eliminate the need for Company employees to come up with the cash to acquire equity in the Company through option exercises. If the amendment is ratified, an employee for example, holding an option to acquire 1,000 shares at an exercise price of $5.00 a share would be able to surrender options to purchase 500 shares as the consideration for the exercise in the case where the market price is $10.00 at the time of the exercise and the Company would only issue 500 shares of stock to such employee. The options to purchase 500 shares surrendered would come back to the Company and go back into the pool available for grant.

         The Board of Directors recommends a vote "FOR" the approval of the amendment to the 2000 Plan. Your proxy will be voted in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval of the amendment.


                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Under the Commission's proxy rules, stockholder proposals that meet certain conditions may be included in the Company's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at the Company's 2006 Annual Meeting must give notice of the proposal to the Company no later than December 15, 2005 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal at the 2006 Annual Meeting that will not be included in the proxy statement and form of proxy must give notice of the proposal to the Company no fewer than 90 days and no more than 120 days prior to the first anniversary of the 2005 Annual Meeting. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in the Company's proxy materials or its presentation at the 2006 Annual Meeting because there are other requirements in the proxy rules.

         Pursuant to Rule 14a-4 under the Securities Exchange Act, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for our 2006 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no earlier than January 15, 2006 and no later than February 15, 2006, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the 2005 Annual Meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2004 (as filed with the Commission), including the financial statements thereto. All such requests should be directed to Mr. John W. Hlywak, Jr., Senior Vice President and Chief Financial Officer of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. You may also obtain certain other of the Company's Commission filings through the Internet at http://www.sec.gov or under "Investor Relations" at http://www.integramed.com, the Company's website.


Claude E. White
Vice President, General Counsel  & Secretary

Dated:   April 15, 2005

                                                                  Appendix A


                            INTEGRAMED AMERICA, INC.

                        2000 LONG-TERM COMPENSATION PLAN


         The purpose of the IntegraMed America, Inc. 2000 Long-Term Compensation Plan (the "Plan") is to provide designated employees of IntegraMed America Inc.(the "Company") and its subsidiaries, members of the Board of Directors, agents of , consultants to , independent contractors of and key advisors to the Company with the opportunity to receive grants of incentive stock options, non-qualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.    Administration

         1.1 Committee. The Plan shall be administered and interpreted by the Compensation Committee of the Board of Directors.

         1.2 Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable restriction period, and (iv) deal with any other matters arising under the Plan.

         1.3 Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants Awards under the Plan may consist of incentive stock options as described in Section 5 ("Incentive Stock Options"), non-qualified stock options as described in Section 5 ("Non-qualified Stock Options")(Incentive Stock Options and Non-qualified Stock Options are collectively referred to herein as "Options"), and restricted stock as described in Section 6 ("Restricted Stock")(Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock are collectively referred to herein as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the basic form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

         3.    Term of Plan/Shares Subject to the Plan

         3.1 Term. The Plan shall terminate on such date as is 10 years from the date the stockholders approve the Plan, except with respect to awards then outstanding. After such date no further awards shall granted under the Plan.

         3.2 Shares Authorized. Effective upon ratification and approval of the Plan by the Company's Stockholders at the 2005 Annual Meeting of the Company's Stockholders, subject to the adjustment specified below, the aggregate number of shares of common stock of the Company, $.01 par value ("Company Stock") that may be issued or transferred under the Plan is 700,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         3.3 Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4.    Eligibility for Participation

         4.1 Eligible Persons. All employees of the Company and its subsidiaries, including employees who are officers or members of the Board, individuals to whom an offer of employment has been extended , members of the Board , agents of , consultants to, independent contractors of, and key advisors to the Company (collectively referred to herein as "Grantees") shall be eligible to participate in the Plan.

         4.2 Selection of Grantees. The Committee shall select the Grantees to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

         5.    Granting of Options.

         5.1 Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grantees.

         5.2   Type of Option and Price.

               5.2.1 The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended and related Treasury Regulations (the "Code"), Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees. Nonqualified Stock Options may be granted to employees, directors, agents, independent contractors and key advisors.

               5.2.2 The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (i) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (ii) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

               5.2.3 If the Company Stock is publicly traded, then, except as otherwise determined by the Committee, the following rules regarding the determination of Fair Market Value per share apply:

               (i) if the principal trading market for the Company Stock is a national securities exchange or The Nasdaq National Market, the mean between the highest and lowest quoted selling prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or

               (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on The Nasdaq National Market or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         5.3 Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         5.4   Exercisability of Options.

               5.4.1 Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               5.4.2 Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price, and any other restrictions the Committee determines to be appropriate.

         5.5   Termination of Employment, Disability or Death.

               5.5.1 Except as provided below, an Option may only be exercised while the Grantee is employed by, member of the Board, agent of, consultant to, independent contractor of or key advisor to the Company. In the event that a Grantee's status changes for any reason other than a "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.2 In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

               5.5.3 In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.4 If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section
               5.5.1 above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.5  For purposes of Sections 5.5 and 6:

               (i) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent, subsidiary corporations, and any business venture in which the Company has a significant interest.

               (ii) "Employed by the Company" shall mean employment or service as an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, Key Advisor, or member of the Board (so that, for purposes of exercising Options, and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, or member of the Board), unless the Committee determines otherwise. The Committee's determination as to a participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, or reemployment shall be conclusive on all persons unless determined to be incorrect.

               (iii) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

               (iv) "Termination for cause" shall mean the determination of the Committee that any one or more of the following events has occurred:

               (A) the Grantee's conviction of any act which constitutes a felony under applicable federal or state law, either in connection with the performance of the Grantee's obligations on behalf of the Company or which affects the Grantee's ability to perform his or her obligations as an employee, board member or advisor of the Company or under any employment agreement, non-competition agreement, confidentiality agreement or like agreement or covenant between the Grantee and the Company (any such agreement or covenant being herein referred to as an "Employment Agreement");

               (B) the Grantee's willful misconduct in connection with the performance of his or her duties and responsibilities as an employee, board member or advisor of the Company or under any Employment Agreement, which willful misconduct is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (C) the Grantee's commission of an act of embezzlement, fraud or dishonesty which results in a loss, damage or injury to the Company;

               (D) the Grantee's substantial and continuing neglect, gross negligence or inattention in the performance of his or her duties as an employee, board member or advisor of the Company or under any Employment Agreement which is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (E) the Grantee's unauthorized use or disclosure or any trade secret or confidential information of the Company which adversely affects the business of the Company, provided that any disclosure of any trade secret or confidential information of the Company to a third party in the ordinary course of business who signs a confidentiality agreement shall not be deemed a breach of this subparagraph;

               (F) the Grantee's material breach of any of the provisions of any Employment Agreement, which material breach is not cured by the Grantee within 10 days of his or her receipt of a written notice from the Company specifying such material breach; or

               (G) the Grantee has voluntarily terminated his or her employment or service with the Company and breaches his or her non-competition agreement with the Company.

         5.6 Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee:

               5.6.1  in cash; or

               5.6.2 by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price; or

               5.6.3 by "cashless exercise" by surrendering to the Company, for cancellation, a portion of shares represented by the Option which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of shares being purchased under the Option by (B) the per share market Closing Price as of the date of such exercise; or

               5.6.4 by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

               5.6.5 by such other method of payment as the Committee may approve.

         Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7 ) at the time of exercise.

         5.7 Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code). No Incentive Stock Option shall be exercisable sooner than one year from the date of grant.

         6. Restricted Stock Grants. The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

         6.1 General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         6.2 Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         6.3 Requirement of Relationship. If the Grantee ceases to be employed by, a member of the Board, an agent of, consultant to, independent contractor to, or key advisors to the Company other than for reasons of death or permanent disability during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         6.4 Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 7. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed. The certificates shall bear, among other required legends, the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the IntegraMed America, Inc. 2000 Equity Compensation Plan and an Award Agreement entered into between the registered owner hereof and IntegraMed America, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of IntegraMed America, Inc., One Manhattanville Road, Purchase, New York 10577. IntegraMed America, Inc. will furnish to the record holder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. IntegraMed America, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

         6.5 Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         6.6 Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.    Withholding of Taxes

         7.1 Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         7.2 Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         8.    Transferability of Grants

         8.1. Non-transferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         8.2 Transfer of Non-qualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Non-qualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of a Non-qualified Stock Option and the transferred Non-qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-qualified Option immediately before the transfer.

         9.    Reorganization of the Company.

         9.1 Reorganization. As used herein, a "Reorganization" shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

         9.2 Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

         9.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

         9.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

         10.    Change of Control of the Company.

         10.1 As used herein, a "Change of Control" shall be deemed to have occurred if.

                10.1.1 Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

                10.1.2 Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

         10.2 Notice and Acceleration. Unless the Committee determines otherwise, a Change of Control shall result in the acceleration of the vesting of outstanding Options and the removal of restrictions and conditions on outstanding Restricted Stock Grants.

         10.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take one or both the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceed the Exercise Price of the Options, or (ii) giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         10.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Section 10.3 above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         11.    Requirements for Issuance or Transfer of Shares

         11.1 Shareholder's Agreement. The Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

         11.2 Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         12.    Amendment, Suspension and Termination of the Plan

         12.1 Amendment. The Board may amend, suspend or terminate the Plan at any time.

         12.2 Termination of Plan. The Plan shall terminate on the date immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         12.3 Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         12.4 Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         13. Rights of Grantees. Nothing in this Plan shall entitle any Grantee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16. Miscellaneous.

         16.1 Compliance with Law. The Plan and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         16.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Grant, nor the execution of any Grant Instrument, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

         16.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Grants under the Plan. Any liability of the Company to any person with respect to any Grant under the Plan or any Grant Instrument shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Grant Instrument. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Grant Instrument shall be construed as creating in respect of any Grantee (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Grantee, any beneficiary thereof or any other person.

         16.4 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Grantee under a Grant made pursuant to the Plan shall not be deemed a part of a Grantee's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of a Grant or portion of a Grant should be included to reflect accurately competitive compensation practices or to recognize that a Grant has been made in lieu of a portion of competitive annual base salary or other cash compensation. Grants under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

         16.5 Listing, Registration and Other Legal Compliance. No Grants or shares of the Company Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/ or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Grant Instrument or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/ or Common Stock, or (c ) the payment of amounts to or through a Participant with respect to any Grant, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

         16.6 Grant Instrument. Each Participant receiving a Grant under the Plan shall enter into a Grant Instrument with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Grant set forth therein and in the Plan.

         16.7 Designation of Beneficiary. Each Grantee to whom a Grant has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or to receive any payment which under the terms of the Plan and the relevant Grant Instrument may become exercisable or payable on or after the Grantee's death. At any time, and from time to time, any such designation may be changed or cancelled by the Grantee without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee or individual designated by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate. If the Grantee designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Grantee has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Grantee.

         16.8 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Grantee. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Grantee has terminated employment with the Company or any such Subsidiary. If a Grantee transfers within the Company, or to or from any Subsidiary, such Grantee shall not be deemed to have terminated employment as a result of such transfers.

         16.9 Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of New York.

         16.10 Effective Date of the Plan Subject to the approval of the Company's shareholders, the Plan, as amended, shall be effective on May 24, 2005.

                                     PROXY

                            INTEGRAMED AMERICA, INC.

                         Annual Meeting of Stockholders

           This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Gerardo Canet or Claude E. White as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's Headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577 on May 24, 2005 at 10:00 a.m. and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse:

                         (To be Signed on Reverse Side)

                         Annual Meeting of Stockholders
                            INTEGRAMED AMERICA, INC.

                                  May 24, 2005


                         Please date, sign and mail your
                       Proxy card in the envelope provided
                              as soon as possible!


                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                          AND "FOR" PROPOSALS 2 AND 3.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.
--------------------------------------------------------------------------------

   1.  Election of Directors:                Nominees:
       ----------------------                ---------

       --    FOR ALL NOMINEES                ---    Gerardo Canet
                                             ---    Sarason D. Liebler
       --    WITHHOLD AUTHORITY              ---    Wayne R. Moon
             FOR ALL NOMINEES                ---    Lawrence J. Stuesser
                                             ---    Elizabeth E. Tallett
       --    FOR ALL EXCEPT
             (See instructions below)


       Instructions:   To  withhold   authority  to  vote  for  any   individual
                       nominee(s), mark "FOR ALL, EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here:

--------------------------------------------------------------------------------

   2. To approve the amendment to the Company's 2000 Long-Term Compensation Plan to increase the number of shares reserved for issuance thereunder from 600,000 to 700,000.

           ---  FOR              ---  AGAINST               ---  ABSTAIN

   3. To approve the amendment to the Company's 2000 Long-Term Compensation Plan to provide for "cashless" exercises thereunder.

           ---  FOR              ---  AGAINST               ---  ABSTAIN

               In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

               The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR Proposals 2 and 3.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature              Date            Signature               Date
         -------------     ----------           -------------      ---------

       NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.